Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	SEPTEMBER, 2005
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing services to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		TO BE FILED before the end of the exclusivity period
DATE PLAN OF REORGANIZATION FILED		TO BE FILED before the end of the exclusivity period

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		11/2/2005
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Jordon A. Kroop		Lawyer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Jordan A. Kroop		11/2/2005
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		602-389-8600

ADDRESS:		7702 E Doubletree Ranch Rd., #300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

		CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB		RECEIPTS AND DISBURSEMENTS

BANK ACCOUNTS
	Operating	Payroll	Tax	Total
	#	#	#

Balance at Beginning of Period	4612611.63			4612611.63

RECEIPTS
Cash Sales
Accounts Receivable	516552.57			516552.57
Interest Income	433.15			433.15
Loans and Advances
Sale of Assets
Transfers from Other DIP Accounts
Other (attach list)

TOTAL RECEIPTS	516985.72			516985.72

DISBURSEMENTS
Business - Ordinary Operations	620159.72			620159.72
Capitol Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees
U. S. Trustee Quarterly Fee
Court Costs

TOTAL DISBURSEMENTS	620159.72			620159.72

Balance at End of Month	4509437.63			4509437.63
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above				620159.72
Less: Transfers to Other DIP Accounts
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees				620159.72

THREE-FIVE SYSTEMS, INC.

	TFS Corp 9/8	TFS Corp 9/30	TFS Corp Curr

Income Statement

Sales - US	5,148,736	5,183,736	35,000
Sales - Asia	61,250	61,250	0
Sales - China	151,121	151,121	0
Sales - Europe	10,709	10,709	0
Sales -Intercompany	(147,572)	(147,572)	0

Net Sales	5,224,245	5,259,245	35,000

Std COGS	4,469,151	4,486,651	17,500
% of Net Sales	85.5%	85.3%	50.0%
Manufacturing Engineering	305,255	305,390	135
COS Allocations	440,402	440,402	0
Manufacturing Variances	1,253,490	1,244,742	(8,748)
% of Net Sales	24.0%	23.7%	-25.0%
Transfer	1,806,785	1,806,785	0
Interco COGS	(242,540)	(242,540)	0

Total Cost of Sales	8,032,544	8,041,430	8,887

Gross Margin	(2,808,298)	(2,782,185)	26,113
% of Net Sales	-53.8%	-52.9%	74.6%

Admin - CFO	1,098,617	1,246,987	148,371
Finance	3,233,985	1,150,968	(2,083,016)
Internal Audit	77,365	77,365	0
HR	527,858	565,502	37,643
IR	427,360	430,210	2,850
China Admin	0	0	0
Swindon Admin	0	0	0
Redmond Admin	0	0	0
Penang Admin	0	0	0
Admin - CEO	2,061,965	2,649,199	587,233
SG&A Allocations	2,640,800	2,803,263	162,463

Total Admin	10,067,951	8,923,495	(1,144,456)
% of Net Sales	192.7%	169.7%	-3269.9%

US Passive Sales	222,327	222,327	0
AVT Sales	159,064	159,064	0
Manila Sales	0	0	0
Redmond Sales	0	0	0
Penang Sales	0	0	0
China Passive Sales	0	0	0
Europe Passive Sales	0	0	0
Display Platform Manager	181,217	181,217	0
STD Product Sales	122,666	122,666	0
Inside Sales Reps	50,596	50,596	0
AVT Marketing	304,383	304,383	0
APP Eng/Mkt	197,125	197,125	0
STD Product Marketing	176,702	176,702	0
EMS Manager	305,600	415,909	110,310
Marketing	73,036	73,036	0

Total Sales	1,792,716	1,903,026	110,310
% of Net Sales	34.3%	36.2%	315.2%

Total SG&A	11,860,667	10,826,521	(1,034,147)
% of Net Sales	227.0%	205.9%	-2954.7%

THREE-FIVE SYSTEMS, INC.

	TFS Corp 9/8	TFS Corp 9/30	TFS Corp Curr
Income Statement

General R&D	0	0	0
Systems Design Engineering	0	0	0
Direct View Design Engineering	419,132	419,132	0
Engineering Allocation	150,404	150,404	0

Total Engineering and R&D	569,536	569,536	0
% of Net Sales	10.9%	10.8%	0.0%

Impairment of Goodwill	12,902,588	12,902,588	0
Impairment of IP	934,170	934,170	0
Loss (Gain) on Sale of Assets	21,844,227	23,795,931	1,951,704
Amortization of Customer Lists/Distrib Rights	333,334	333,334	0

Total Operating Expenses	48,444,521	49,362,079	917,558
% of Net Sales	927.3%	938.6%	2621.6%

Operating Income	(51,252,819)	(52,144,264)	(891,444)
% of Net Sales	-981.1%	-991.5%	-2547.0%

Interest Income	476,178	496,988	20,809
Interest Expense	(21,359)	(21,253)	106
Other Income	862,054	901,908	39,854

Interest & Other Inc/(Exp)	1,316,874	1,377,643	60,769
Transfer JV Minority Interest	0	0	0

Profit Before Tax	(49,935,946)	(50,766,621)	(830,675)
% of Net Sales	-955.8%	-965.3%	-2373.4%

Income Taxes	13,329	13,329	0

Net Income	(49,949,275)	(50,779,951)	(830,675)

THREE-FIVE SYSTEMS, INC.
	TFS Corp 9/8	TFS Corp 9/30	TFS Corp Curr
Balance Sheet (Unaudited)

ASSETS

CASH AND CASH EQUIVALENT	4,613,612	4,522,037	(91,575)
RESTRICTED CASH	600,000	600,000	0
ACCOUNTS RECEIVABLE PRE	1,673,016	1,502,282	(170,734)
ACCOUNTS RECEIVABLE POST	0	7,917	7,917
ACCOUNTS RECEIVABLE-RTNS ALLOW	(118,000)	(83,000)	35,000
INTERCO RECEIVABLE-CORPORATE	0	0	0
INTERCO RECEIVABLE-TFS DI	1,997,189	1,997,189	0
INTERCO RECEIVABLE-REDMOND	13,069,356	13,073,059	3,703
DIP FUNDING - TFS EMS	320,000	320,000	0
INTERCO - TFS EMS POST FILING	325,607	365,486	39,880
INTERCO RECEIVABLE-SWINDON	0	(0)	(0)
INTERCO RECEIVABLE-BEIJING	0	0	0
INTERCO RECEIVABLE-MANILA	0	0	0
INTERCO RECEIVABLE-PENANG	192,262	192,262	0
INVENTORY	59,000	41,500	(17,500)
INCOME TAXES RECEIVABLE	943	943	0
DEFERRED TAX ASSET - S/T	0	0	0
ASSETS HELD FOR SALE	5,743	5,743	0
OTHER CURRENT ASSETS	1,300,352	1,323,985	23,633

TOTAL CURRENT ASSETS	24,039,080	23,869,403	(169,677)

PLANT, PROPERTY & EQUIPMENT	1,285,989	1,285,989	0
ACCUMULATED DEPRECIATION	(1,263,820)	(1,264,657)	(837)

NET FIXED ASSETS	22,169	21,331	(837)

INTELLECTUAL PROPERTY	0	0	0
GOODWILL	0	0	0
LT INVESTMENTS	0	0	0
OTHER INVESTMENTS	0	0	0
OTHER ASSETS	2,137,293	2,142,918	5,625
INVESTMENT- III-V LTD.	0	0	0
INVESTMENT TFS DI	100	100	0
INVESTMENT - PACIFIC	0	0	0
INVESTMENT - CHINA	0	0	0
INVESTMENT - PENANG	1,454,807	1,454,807	0
INVESTMENT - REDMOND	0	0	0
DUE FROM CHINA	0	0	0
DUE FROM PACIFIC	0	0	0
DUE FROM ETMA	0	0	0

TOTAL ASSETS	27,653,448	27,488,559	(164,889)

THREE-FIVE SYSTEMS, INC.
	TFS 9/8	TFS Corp 9/30	TFS Corp Curr

Balance Sheet (Unaudited)

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,948,099	3,896,329	(51,770)
ACCOUNTS PAYABLE POST	0	30,569	30,569
INTERCO PAYABLE-CORPORATE	0	0	0
INTERCO PAYABLE-REDMOND POST	0	1,691	1,691
INTERCO PAYABLE-SWINDON	0	0	0
INTERCO PAYABLE-BEIJING	0	0	0
INTERCO PAYABLE-MANILA	0	0	0
INTERCO PAYABLE-PENANG	47,069	47,069	0
OTHER ACCRUED LIABILITIES PRE	451,538	794,255	342,718
OTHER ACCRUED LIABILITIES POST	0	433,568	433,568
CUSTOMER DEPOSITS	0	0	0
DEFERRED REVENUES	46,194	0	(46,194)
DEFERRED GAIN ST	544,619	544,619	0
INCOME TAXES PAYABLE	0	0	0
LOAN - WORKING CAP. LINE	0	0	0
SHORT TERM NOTE PAYABLE	0	0	0
SHORT TERM CAPITAL LEASE	0	0	0
CURRENT PORTION OF L/T DEBT	0	0	0

TOTAL CURRENT LIABILITIES	5,037,518	5,748,100	710,582

LONG TERM DEBT-LOC	0	0	0
LT NOTE PAYABLE	0	0	0
DEFERRED GAIN LT	1,815,396	1,770,011	(45,385)
DEFERRED TAX LIABILITY - L/T	0	0	0
LONG TERM CAPITAL LEASE	0	0	0
OTHER LONG-TERM LIABILITIES	0	0	0
MINORITY INTEREST IN JV	0	0	0

TOTAL LONG-TERM LIABILITIES	1,815,396	1,770,011	(45,385)

TOTAL LIABILITIES	6,852,915	7,518,111	665,197

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958	219,958	0
TREASURY STOCK	(1,170,526)	(1,170,526)	0
ADDITIONAL PAID-IN CAPITAL	201,069,036	201,069,626	590
UNREALIZED GAIN AND LOSSES	0	0	0
STOCK SUBSCRIPTION - NOTE REC	0	0	0
INVESTMENT BY PARENT	0	0	0
STOCK ISSUE III-V LTD.	0	0	0
RETAINED EARNINGS-CURRENT	(49,949,275)	(50,779,951)	(830,675)
RETAINED EARNINGS-PRIOR	(129,368,659)	(129,368,659)	0
UMULATIVE TRANSLATION ADJ	0	0	0

TOTAL STOCKHOLDER'S EQUITY	20,800,534	19,970,448	(830,086)

TOTAL LIABILITIES & EQUITY	27,653,448	27,488,559	(164,889)

Case Number: 2-05-BK-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable
Less Amount Considered Uncollectible
Net Accounts Receivable

DUE FROM INSIDER
Schedule Amount
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	2949711			2949711
Accumulated Depreciation	-2921799	-837		-2922637
Net Equipment	27912	-837	0	27074
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	165,768	165,768
Taxes Payable	60	60
Notes Payable
Professional Fees Payable	300,000	300,000
Secured Debt
Other (attach list)

Total Post-Petition Liabilities	465,828	465,828
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date

Total Payments to Proffessionals

September 9-30 Cash Payments to Insiders
Three-Five Systems, Inc.

Trx#	Trx Type	Vendor	Reason	Payment#	Date	Cash
	PR	JACK SALTICH	Payroll	Payroll Chk	9/22/2005	(12,977.13)
	PR	ERIC HAEUSSLER	Payroll	Payroll Chk	9/22/2005	(9,247.20)
	PR	CARL DERRINGTON	Payroll	Payroll Chk	9/22/2005	(2,134.62)
346409	PA	DAVID C. MALMBERG	Board of Directors	34493	9/26/2005	(500.00)
346398	PA	DAVID P CHAVOUSTIE	Board of Directors	34482	9/26/2005	(500.00)
346403	PA	HENRY L. HIRVELA	Board of Directors	34487	9/26/2005	(500.00)
346401	PA	MURRAY GOLDMAN	Board of Directors	34485	9/26/2005	(500.00)
346418	PA	THOMAS H WERNER	Board of Directors	34502	9/26/2005	(500.00)
346402	PA	ERIC HAEUSSLER	Employee Reimbursement	34486	9/26/2005	(39.99)
346402	PA	ERIC HAEUSSLER	Employee Reimbursement	34486	9/26/2005	(39.99)
						(26,938.93)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE

			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?			X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?				X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
We continued to use the accounts previously established by authority granted by the Bankruptcy Court.
We set up a Debtor-in-Possession account with Bank of America in October and are working to transition all activity to this account.

Current number of employees:	9

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached G

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Orderly appraisal of all claims and equity interests and orderly wind down of operations designed to maximize recoveries to all creditors and, if possible, equity holders.

Identify any matters that are delaying the filing of a plan of reorganization:
None.

September 9-30 Cash Disbursement/Receipt Detail
Three-Five Systems, Inc.

Trx#	Vendor	Reason	Payment#	Date	Dr Amt	Cr Amt	NetNon-Cash	Cash	Pay/Rcpt	Pre/Post
346328	CALENCE, INC.	Clear Supplier Balance	-454	9/14/2005	375	0	375.00	(375.00)	Payment	Pre
346328	CALENCE, INC.	Clear Supplier Balance	-454	9/14/2005	0	375	(375.00)	375.00	Payment	Pre
346328	MICROTUNE GMBH&CO. KG	Clear Supplier Balance	-455	9/14/2005	5114.51	0	5,114.51	(5,114.51)	Payment	Pre
346328	MICROTUNE GMBH&CO. KG	Clear Supplier Balance	-455	9/14/2005	1879.54	0	1,879.54	(1,879.54)	Payment	Pre
346328	MICROTUNE GMBH&CO. KG	Clear Supplier Balance	-455	9/14/2005	1230.47	0	1,230.47	(1,230.47)	Payment	Pre
346328	MICROTUNE GMBH&CO. KG	Clear Supplier Balance	-455	9/14/2005	0	7883.73	(7,883.73)	7,883.73	Payment	Pre
346328	MICROTUNE GMBH&CO. KG	Clear Supplier Balance	-455	9/14/2005	0	210.74	(210.74)	210.74	Payment	Pre
346328	MICROTUNE GMBH&CO. KG	Clear Supplier Balance	-455	9/14/2005	0	-4.87	4.87	(4.87)	Payment	Pre
346328	MICROTUNE GMBH&CO. KG	Clear Supplier Balance	-455	9/14/2005	0	-3.18	3.18	(3.18)	Payment	Pre
346328	MICROTUNE GMBH&CO. KG	Clear Supplier Balance	-455	9/14/2005	-138.11	0	(138.11)	138.11	Payment	Pre
346329	TFS ELECTRONIC MANUFACTURIN	Forward Customer Payment	4308	9/14/2005	4969.5	0	4,969.50	(4,969.50)	Payment	Pre
Misc	Redmond ZBA	Subsidiary Funding		9/14/2005	2499		2,499.00	(2,499.00)	Payment	Pre
346402	ERIC HAEUSSLER	Employee Reimbursement	34486	9/26/2005	39.99	0	39.99	(39.99)	Payment	Pre
346402	ERIC HAEUSSLER	Employee Reimbursement	34486	9/26/2005	39.99	0	39.99	(39.99)	Payment	Pre
346399	FIDELITY INSTITUTIONAL	Benefit	34483	9/26/2005	5047.5	0	5,047.50	(5,047.50)	Payment	Pre
346400	GLOBAL CROSSING CONFERENCIN	Utility	34484	9/26/2005	608.56	0	608.56	(608.56)	Payment	Pre
346404	HOPKINS PARKER & COMPANY, P	Benefit	34488	9/26/2005	390	0	390.00	(390.00)	Payment	Pre
346405	HYATT LEGAL PLANS, INC	Benefit	34489	9/26/2005	33	0	33.00	(33.00)	Payment	Pre
346410	KIM MCMANIMIE	Employee Reimbursement	34494	9/26/2005	104.75	0	104.75	(104.75)	Payment	Pre
346411	NTT AMERICA, INC.	Utility	34495	9/26/2005	5915.61	0	5,915.61	(5,915.61)	Payment	Pre
346419	NTT AMERICA, INC.	Utility	34495	9/26/2005	-5915.61	0	(5,915.61)	5,915.61	Payment	Pre
346413	QWEST	Utility	34497	9/26/2005	103.5	0	103.50	(103.50)	Payment	Pre
346413	QWEST	Utility	34497	9/26/2005	362.34	0	362.34	(362.34)	Payment	Pre
346413	QWEST	Utility	34497	9/26/2005	268.73	0	268.73	(268.73)	Payment	Pre
346413	QWEST	Utility	34497	9/26/2005	103.5	0	103.50	(103.50)	Payment	Pre
346413	QWEST	Utility	34497	9/26/2005	339.42	0	339.42	(339.42)	Payment	Pre
346413	QWEST	Utility	34497	9/26/2005	51.22	0	51.22	(51.22)	Payment	Pre
346414	QWEST	Utility	34498	9/26/2005	1006.15	0	1,006.15	(1,006.15)	Payment	Pre
346414	QWEST	Utility	34498	9/26/2005	1150	0	1,150.00	(1,150.00)	Payment	Pre
346407	REY LAXAMANA	Employee Reimbursement	34491	9/26/2005	192.19	0	192.19	(192.19)	Payment	Pre
346416	T-MOBILE	Utility	34500	9/26/2005	1867.49	0	1,867.49	(1,867.49)	Payment	Pre
								(19,176.82)	Payment Total
								(19,176.82)		Pre Total
Misc	FSA Funding	Benefit		9/9/2005	314.10		314.10	(314.10)	Payment	Post
Misc	FSA Funding	Benefit		9/13/2005	5.31		5.31	(5.31)	Payment	Post
Misc	Bank Charges	Operating Expense		9/16/2005	935.65		935.65	(935.65)	Payment	Post
Misc	FSA Funding	Benefit		9/19/2005	3,400.00		3,400.00	(3,400.00)	Payment	Post
Misc	FSA Funding	Benefit		9/20/2005	158.80		158.80	(158.80)	Payment	Post
Misc	Payroll	Operating Expense		9/20/2005	60,233.03		60,233.03	(60,233.03)	Payment	Post
Misc	Payroll	Operating Expense		9/22/2005	41,221.86		41,221.86	(41,221.86)	Payment	Post
Misc	Redmond Payroll	Subsidiary Funding		9/22/2005	251,000.73		251,000.73	(251,000.73)	Payment	Post
Misc	FSA Funding	Benefit		9/23/2005	224.42		224.42	(224.42)	Payment	Post
Misc	Redmond Payroll	Subsidiary Funding		9/23/2005	91,556.13		91,556.13	(91,556.13)	Payment	Post
346396	AFLAC	Benefit	34480	9/26/2005	522.7	0	522.70	(522.70)	Payment	Post
346409	DAVID C. MALMBERG	Board of Directors	34493	9/26/2005	500	0	500.00	(500.00)	Payment	Post
346398	DAVID P CHAVOUSTIE	Board of Directors	34482	9/26/2005	500	0	500.00	(500.00)	Payment	Post
346420	FIDELITY INVESTMENTS	Benefit	4309	9/26/2005	15727.09	0	15,727.09	(15,727.09)	Payment	Post
346417	GARY WAYLEN	Employee Reimbursement	34501	9/26/2005	608.9	0	608.90	(608.90)	Payment	Post
346403	HENRY L. HIRVELA	Board of Directors	34487	9/26/2005	500	0	500.00	(500.00)	Payment	Post

September 9-30 Cash Disbursement/Receipt Detail
Three-Five Systems, Inc.

Trx#	Vendor	Reason	Payment#	Date	Dr Amt	Cr Amt	Net/Non-Cash	Cash	Pay/Rcpt	Pre/Post
346369	HQ GLOBAL WORKPLACES, INC.	Building	34479	9/26/2005	20041.79	0	20,041.79	(20,041.79)	Payment	Post
346406	JOBBROKERS	Temp/Consulting Help	34490	9/26/2005	756	0	756.00	(756.00)	Payment	Post
346410	KIM MCMANIMIE	Employee Reimbursement	34494	9/26/2005	643.15	0	643.15	(643.15)	Payment	Post
346408	LINEARNET SYSTEMS CONSULTIN	Temp/Consulting Help	34492	9/26/2005	6000	0	6,000.00	(6,000.00)	Payment	Post
346408	LINEARNET SYSTEMS CONSULTIN	Temp/Consulting Help	34492	9/26/2005	4200	0	4,200.00	(4,200.00)	Payment	Post
346408	LINEARNET SYSTEMS CONSULTIN	Temp/Consulting Help	34492	9/26/2005	1350	0	1,350.00	(1,350.00)	Payment	Post
346401	MURRAY GOLDMAN	Board of Directors	34485	9/26/2005	500	0	500.00	(500.00)	Payment	Post
346397	PETER BONESIO	Temp/Consulting Help	34481	9/26/2005	2310	0	2,310.00	(2,310.00)	Payment	Post
346415	ROBERT HALF MANAGEMENT	Temp/Consulting Help	34499	9/26/2005	6300	0	6,300.00	(6,300.00)	Payment	Post
346412	RONDA N. PITMAN	Employee Reimbursement	34496	9/26/2005	69.1	0	69.10	(69.10)	Payment	Post
346418	THOMAS H WERNER	Board of Directors	34502	9/26/2005	500	0	500.00	(500.00)	Payment	Post
Misc	Bank Charges	Operating Expense		9/26/2005	2,837.01		2,837.01	(2,837.01)	Payment	Post
Misc	Payroll	Operating Expense		9/26/2005	-41,221.86		(41,221.86)	41,221.86	Payment	Post
Misc	Redmond Payroll	Subsidiary Funding		9/26/2005	-91,556.13		(91,556.13)	91,556.13	Payment	Post
346440	ASCOM HASLER LEASING	Utility	34503	9/27/2005	188.13	0	188.13	(188.13)	Payment	Post
346441	BLUE CROSS - BLUE SHIELD	Benefit	34504	9/27/2005	27590.12	0	27,590.12	(27,590.12)	Payment	Post
346442	BLUE CROSS - BLUE SHIELD	Benefit	34505	9/27/2005	60210.13	0	60,210.13	(60,210.13)	Payment	Post
346443	CANON BUSINESS SOLUTIONS	Copier	34506	9/27/2005	2712.82	0	2,712.82	(2,712.82)	Payment	Post
346444	CENTENNIAL LEASING INC.	Benefit	34507	9/27/2005	465.73	0	465.73	(465.73)	Payment	Post
346445	CONTACT BEHAVIORAL HEALTH S	Benefit	34508	9/27/2005	350	0	350.00	(350.00)	Payment	Post
346446	DEL PRADO APARTMENTS	Benefit	34509	9/27/2005	1043.45	0	1,043.45	(1,043.45)	Payment	Post
346447	DELTA DENTAL	Benefit	34510	9/27/2005	680.02	0	680.02	(680.02)	Payment	Post
346447	DELTA DENTAL	Benefit	34510	9/27/2005	426.16	0	426.16	(426.16)	Payment	Post
346447	DELTA DENTAL	Benefit	34510	9/27/2005	13516.32	0	13,516.32	(13,516.32)	Payment	Post
346447	DELTA DENTAL	Benefit	34510	9/27/2005	36.15	0	36.15	(36.15)	Payment	Post
346447	DELTA DENTAL	Benefit	34510	9/27/2005	79.23	0	79.23	(79.23)	Payment	Post
346447	DELTA DENTAL	Benefit	34510	9/27/2005	126.93	0	126.93	(126.93)	Payment	Post
346448	HARTFORD LIFE INSURANCE CO.	Benefit	34511	9/27/2005	4361.9	0	4,361.90	(4,361.90)	Payment	Post
346425	PAPAGO PARAGON PARTNERS, LL	Building	4310	9/27/2005	107336.04	0	107,336.04	(107,336.04)	Payment	Post
Misc	FSA Funding	Benefit		9/27/2005	20.00		20.00	(20.00)	Payment	Post
Misc	Payroll	Operating Expense		9/27/2005	1,510.42		1,510.42	(1,510.42)	Payment	Post
Misc	FSA Funding	Benefit		9/28/2005	7.00		7.00	(7.00)	Payment	Post
Misc	FSA Funding	Benefit		9/30/2005	184.57		184.57	(184.57)	Payment	Post
								(600,982.90)	Payment Total
Misc	35Other	Customer Payment		9/12/2005		4.13	(4.13)	4.13	Receipt	Post
Misc	35Other	Customer Payment		9/12/2005		23.36	(23.36)	23.36	Receipt	Post
Misc	35Other	Customer Payment		9/12/2005		50.00	(50.00)	50.00	Receipt	Post
Misc	35Other	Customer Payment		9/12/2005		50.00	(50.00)	50.00	Receipt	Post
Misc	Brillian	Customer Payment		9/12/2005		16,500.00	(16,500.00)	16,500.00	Receipt	Post
Misc	Brillian	Customer Payment		9/12/2005		61,591.52	(61,591.52)	61,591.52	Receipt	Post
Misc	Lifescan	Customer Payment		9/13/2005		862.50	(862.50)	862.50	Receipt	Post
Misc	Red Post	Subsidiary Funding		9/13/2005		287,679.28	(287,679.28)	287,679.28	Receipt	Post
Misc	Variannh	Customer Payment		9/13/2005		200.00	(200.00)	200.00	Receipt	Post
Misc	Redmond Customer Payment	Forward Customer Payment				4,969.50	(4,969.50)	4,969.50	Receipt	Post
Misc	Red Post	Customer Payment		9/15/2005		37,203.42	(37,203.42)	37,203.42	Receipt	Post
Misc	Red Post	Customer Payment		9/15/2005		724.02	(724.02)	724.02	Receipt	Post
Misc	Arrowco	Customer Payment		9/19/2005		15,015.00	(15,015.00)	15,015.00	Receipt	Post
Misc	Red Post	Subsidiary Funding		9/19/2005		692.02	(692.02)	692.02	Receipt	Post
Misc	CD Interest Earned	Income		9/23/2005		433.15	(433.15)	433.15	Receipt	Post

September 9-30 Cash Disbursement/Receipt Detail
Three-Five Systems, Inc.

Trx#	Vendor	Reason	Payment#	Date	Dr Amt	Cr Amt	Net/Non-Cash	Cash	Pay/Rcpt	Pre/Post
Misc	35Other	Customer Payment		9/28/2005		1,855.70	(1,855.70)	1,855.70	Receipt	Post
Misc	35Other	Customer Payment		9/28/2005		10,747.67	(10,747.67)	10,747.67	Receipt	Post
Misc	35Other	Customer Payment		9/28/2005		13.00	(13.00)	13.00	Receipt	Post
Misc	Brillian	Customer Payment		9/28/2005		33,329.59	(33,329.59)	33,329.59	Receipt	Post
Misc	Brillian	Customer Payment		9/28/2005		25,054.59	(25,054.59)	25,054.59	Receipt	Post
Misc	Brillian	Customer Payment		9/28/2005		19,987.27	(19,987.27)	19,987.27	Receipt	Post
								516,985.72	Receipt Total
								(83,997.18)		Post Total
								(103,174.00)	Grand Total
								(103,174.00)		Grand Total

			Beginning Cash SVB					4,612,611.63
			Ending Cash SVB					4,509,437.63

			Other Cash Accounts Reconciling Items
			Interest Earned but not posted					10,893.78
			Petty Cash					705.17
			Merrill Lynch					0.79
			Bank of America					1,000.00
			Reconciling adj					(0.01)
			Total Cash Above					4,522,037.36

			Cash per GL					4,522,037.36